UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2008

SUSSER HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	42-1686837
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

4433 Baldwin Boulevard

Corpus Christi, Texas 78408

(Address of principal executive offices of operating subsidiary)

(361) 884-2463

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Susser Holdings Corporation (the “Company”) hereby updates its Current Report on Form 8-K as filed with the Securities and Exchange Commission on November 13, 2007 to include the consolidated financial statements of TCFS Holdings, Inc. (“TCFS”), the parent company of Town & Country Food Stores, Inc., for the fiscal years ended November 3, 2007 and November 4, 2006, along with the independent auditors’ report thereon. The consolidated financial statements of TCFS are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit	Title
23.1	Consent of KPMG

99.1	TCFS Holdings, Inc. consolidated financial statements for the fiscal years ended November 3, 2007 and November 4, 2006 (with independent auditors’ report thereon)

99.2	Unaudited Pro Forma Combined Consolidated Financial Statement of Operations for the fiscal year ended December 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER HOLDINGS CORPORATION

Date: April 29, 2008	By:	/s/ E. V. Bonner, Jr.
E. V. Bonner, Jr.
Executive Vice President, Secretary and General Counsel